                    TRANSAMERICA SERIES TRUST (THE "TRUST")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Trust solicited a vote by the shareholders for the following item:

PROPOSAL I: TO ELECT BOARD MEMBERS:

   PROPOSED
   TRUSTEE                       AFFIRMATIVE            WITHHOLD
-------------------------   --------------------    ------------------
Thomas A. Swank              3,147,317,495.5594      107,691,880.3396

Sandra N. Bane               3,149,203,095.5407      105,806,280.3583

Leo J. Hill                  3,150,204,510.3650      104,804,865.5340

David W. Jennings            3,150,470,989.3595      104,538,386.5395

Russell A. Kimball, Jr.      3,145,339,616.4812      109,669,759.4178

Eugene M. Mannella           3,148,973,644.5989      106,035,731.3001

Norman R. Nielsen            3,144,686,326.2429      110,323,049.6561

Joyce G. Norden              3,146,316,264.1103      108,693,111.7887

Patricia L. Sawyer           3,150,867,351.9717      104,142,023.9273

John W. Waechter             3,148,263,299.7626      106,746,076.1364

Alan F. Warrick              3,148,531,004.9702      106,478,370.9288

                           TRANSAMERICA SERIES TRUST
 TRANSAMERICA AEGON ACTIVE ASSET ALLOCATION - CONSERVATIVE VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          17,973,830.5400      78,993.6609       1,062,648.6381

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          18,026,093.1815      103,468.4633       985,911.1942

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          17,857,475.6878      147,015.4063      1,110,981.7449

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          17,779,577.4863      114,140.6481      1,221,754.7046

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          17,716,984.8305     481,958.5366        916,529.4719

                           TRANSAMERICA SERIES TRUST
TRANSAMERICA AEGON ACTIVE ASSET ALLOCATION - MODERATE GROWTH VP (THE"PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          16,406,414.5045      448,146.7126      674,301.8839

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

     PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           16,256,766.0533      668,548.4109      603,548.6368

     PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          16,384,496.1422      552,608.2854      591,758.6734

     PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          16,316,175.0173      587,466.6904       625,221.3933

     PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          16,178,994.6262      666,233.5342       686,634.9406

                           TRANSAMERICA SERIES TRUST
   TRANSAMERICA AEGON ACTIVE ASSET ALLOCATION - MODERATE VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           16,586,043.3530      47,791.3141      529,846.1399

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

     PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          16,612,594.3315      70,854.5665         480,231.9090

     PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          16,548,276.3366      112,684.6648       502,719.8056

     PROPOSAL III.C -- CONCENTRATION

             AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          16,644,236.6702      45,920.2607        473,523.8761

     PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         16,647,124.2742       34,213.3782        482,343.1546

                           TRANSAMERICA SERIES TRUST
            TRANSAMERICA AEGON HIGH YIELD BOND VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          29,650,034.0198      615,225.0744       1,306,308.6678

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

     PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          29,525,405.4896      651,115.5779      1,395,046.6945

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          29,589,253.4738      618,126.1534      1,364,188.1348

     PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          29,603,610.8552      544,934.4973      1,423,022.4095

     PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          29,727,466.4534      497,510.9419      1,346,590.3667

                           TRANSAMERICA SERIES TRUST
              TRANSAMERICA AEGON MONEY MARKET VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          530,970,177.5076    14,196,242.3507    45,301,831.3817

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

     PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           520,983,741.0615    20,148,983.9779   49,335,526.2006

     PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          518,894,937.1052    23,684,922.6744    47,888,391.4604

     PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          522,609,337.6427   18,594,741.3105    49,264,172.2868

     PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          529,974,671.4195   15,578,652.3401     44,734,927.4804

                           TRANSAMERICA SERIES TRUST
       TRANSAMERICA AEGON U.S. GOVERNMENT SECURITIES VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          71,554,637.8988      662,944.0766       1,443,392.1136

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          70,674,721.2140     1,253,936.3531      1,732,316.5219

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          70,578,837.3920     1,299,556.5968     1,782,580.1002

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          70,594,521.1647     1,376,137.8056      1,690,315.1187

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          70,692,926.8347     1,295,408.4132      1,672,638.8411

                           TRANSAMERICA SERIES TRUST
     TRANSAMERICA ALLIANCEBERNSTEIN DYNAMIC ALLOCATION VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          36,240,387.3104      514,227.6733       1,083,412.4673

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           35,866,414.2162      895,699.2454      1,075,913.9894

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           35,976,734.5867      763,400.4013      1,097,892.4630

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          35,926,414.4356      797,442.4782      1,114,170.5372

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          36,120,433.5319      598,469.4428      1,119,124.4763

                           TRANSAMERICA SERIES TRUST
       TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          151,575,553.0973    2,948,749.1600     10,932,341.4897

PROPOSAL III:  TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         148,986,395.7125     3,597,935.9818     12,872,312.0527

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          148,837,622.6814    3,924,065.8285     12,694,955.2371

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         148,891,436.8741     3,675,694.9819     12,889,511.8910

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          151,072,062.5179    2,549,984.2079     11,834,597.0212

                           TRANSAMERICA SERIES TRUST
          TRANSAMERICA ASSET ALLOCATION - GROWTH VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          94,890,169.2009     4,934,899.3691     6,818,934.3810

PROPOSAL III:  TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          93,678,450.0940     5,277,182.0327      7,688,370.8243

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          94,716,422.2053     4,588,430.4740      7,339,150.2717

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          93,484,544.7437     5,333,572.1480      7,825,886.0593

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          94,618,272.2790     4,568,871.9009      7,456,858.7711

                           TRANSAMERICA SERIES TRUST
         TRANSAMERICA ASSET ALLOCATION - MODERATE VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         352,256,019.5227     6,697,550.7112     25,579,369.4381

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         346,143,155.6491     8,425,198.1300     29,964,585.8929

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         346,147.024.5366     9,893,560.8190     28,492,354.3164

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         344,898,033.4605     8,983,379.1608     30,651,527.0507

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         350,022,691.6206     7,454,666.0448     27,055,582.0246

                           TRANSAMERICA SERIES TRUST
      TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         408,137,404.4046    10,426,060.0477     27,185,552.6947

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          400,811,790.5876   12,361,288.1904     32,575,938.3690

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         400,591,999.0793    13,352,039.6898    31,804,978.3779

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         400,344,480.9521    12,958,392.4677     32,446,143.7272

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         406,617,917.5722     9,952,542.1934    29,178,557.3814

                           TRANSAMERICA SERIES TRUST
         TRANSAMERICA BLACKROCK GLOBAL ALLOCATION VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          81,651,656.8496     1,441,446.2897     3,528,350.5377

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          80,694,963.0874     1,873,797.1627      4,052,693.4269

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          80,582,047.2436     2,003,175.8267      4,036,230.6067

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          80,768,969.7596     1,640,486.7714      4,211,997.1460

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          81,248,610.5030     1,357,127.5561      4,015,715.6179

                           TRANSAMERICA SERIES TRUST
          TRANSAMERICA BLACKROCK LARGE CAP VALUE VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          72,481,687.1330      660,859.6331       946,578.6109

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          72,004,257.1208      921,183.4610      1,163,684.7952

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          72,217,432.5796      935,519.9954       936,172.8020

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          72,161,215.7545      954,280.2949        973,629.3276

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           72,395,616.3348      792,530.4926      900,978.5496

                           TRANSAMERICA SERIES TRUST
        TRANSAMERICA BLACKROCK TACTICAL ALLOCATION VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          39,312,173.6688      723,510.9887       1,024,588.3365

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          38,909,894.9854      850,312.0938      1,300,065.9148

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           38,533,838.6800    1,248,303.2766      1,278,131.0374

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           38,912,128.4446     800,861.3383       1,347,283.2111

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          38,911,171.0446      817,527.5156      1,331,574.4338

                           TRANSAMERICA SERIES TRUST
    TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          29,133,572.4457      201,706.0721       434,891.7352

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          28,872,098.5450      317,926.3986       580,145.3094

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           28,932,902.5756      245,681.4687       591,586.2087

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          28,877,679.3174      349,211.2180       543,279.7176

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          28,997,486.9744      238,889.3586       533,793.9200

                           TRANSAMERICA SERIES TRUST
              TRANSAMERICA EFFICIENT MARKETS VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          8,324,074.0267       990,973.7040       290,757.0143

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          8,247,947.1145      1,074,323.1593      283,534.4712

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           8,259,051.6947      1,083,252.3232      263,500.7271

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           8,323,551.1145      1,006,389.9660      275,863.6645

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
            8,601,749.0529      778,311.0125      225,744.6796

                           TRANSAMERICA SERIES TRUST
                TRANSAMERICA HANLON INCOME VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          21,000,270.4392      229,948.4086       911,367.2982

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          20,920,705.9656      270,894.6745       949,985.5059

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           20,948,531.2862      292,390.0798      900,664.7800

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          20,880,649.8612      221,439.1865      1,039,497.0983

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          20,966,846.7453      359,348.7559      815,390.6448

                           TRANSAMERICA SERIES TRUST
                   TRANSAMERICA INDEX 35 VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          26,986,137.7115      447,961.2374      1,195,799.3841

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          26,320,796.9199      559,912.2793       1,749,189.1338

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          26,372,661.7670      525,113.9334      1,732,122.6326

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          26,352,879.8887      438,262.8187       1,838,755.6256

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          26,513,629.7451      504,635.9665      1,611,632.6214

                           TRANSAMERICA SERIES TRUST
                   TRANSAMERICA INDEX 50 VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          97,473,377.1872      1,876,913.4918      4,427,120.4050

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          96,372,479.8208      2,046,230.4584      5,358,700.8048

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          95,304,835.9399      2,414,664.9034      6,057,910.2407

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         95,093,017.7434      2,597,361.1745      6,087,032.1661

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          96,484,316.5760     1,986,252.2747      5,306,842.2333

                           TRANSAMERICA SERIES TRUST
                   TRANSAMERICA INDEX 75 VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          93,783,156.1969     1,906,140.0625      4,041,485.5386

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         92,779,956.7239      2,329,371.7545      4,621,453.3196

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          92,876,938.9768      2,000,937.3009      4,852,905.5203

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         92,454,034.5318      1,962,526.0989      5,314,221.1673

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         93,726,346.5887      1,618,324.6386      4,386,110.5707

                           TRANSAMERICA SERIES TRUST
                  TRANSAMERICA INDEX 100 VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           4,593,012.8529      528,569.0727       233,189.6924

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           4,821,537.1760      278,523.4835       254,710.9585

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           4,867,494.5930      232,566.0665       254,710.9585

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           4,860,042.7752      278,523.4835       216,205.3593

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          4,910,250.3355       213,841.6132       230,679.6693

                           TRANSAMERICA SERIES TRUST
        TRANSAMERICA INTERNATIONAL MODERATE GROWTH VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          52,719,906.6310      897,471.5659       2,134,317.6981

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          52,459,908.4351      953,642.3644      2,338,145.0955

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          52,418,333.1962      983,604.5573      2,349,758.1415

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          52,343,682.6196      991,161.2288       2,416,852.0466

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          52,539,771.6751     1,062,182.8107      2,149,741.4092

                           TRANSAMERICA SERIES TRUST
                TRANSAMERICA JANUS BALANCED VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          6,516,781.5124       238,541.8748        64,373.7168

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          6,581,756.2490       156,069.6137        81,871.2413

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          6,511,416.5999       244,159.8944        64,120.6097

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          6,490,701.6581      236,893.9079         92,101.5380

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          6,569,570.7498       169,167.9676        80,958.3866

                           TRANSAMERICA SERIES TRUST
               TRANSAMERICA JENNISON GROWTH VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          103,760,639.1329      285,953.2419      756,991.6412

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           103,442,091.0283      503,705.9592      857,787.0285

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         103,583,847.3952      355,551.0339       864,185.5869

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         103,472,129.8338      554,667.4995       776,786.6827

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         103,805,055.5995      350,310.9793       648,217.4372

                           TRANSAMERICA SERIES TRUST
              TRANSAMERICA JPMORGAN CORE BOND VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          25,543,430.8586      189,459.9365       811,017.7949

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          25,382,372.1175      322,157.1750       839,379.2975

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          25,507,443.8399      259,345.4743       777,119.2758

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           25,442,672.5257     279,818.4630       821,417.6013

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          25,495,750.0906      248,742.7434       799,415.7560

                           TRANSAMERICA SERIES TRUST
           TRANSAMERICA JPMORGAN ENHANCED INDEX VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          7,793,347.2116        144,792.0032       241,101.0062

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           7,659,489.2660      221,021.1555      298,729.7995

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           7,741,050.8301      155,749.8223      282,439.5686

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           7,717,668.0195      150,244.0191      311,328.1824

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           7,790,408.1465      136,856.4464      251,975.6281

                           TRANSAMERICA SERIES TRUST
            TRANSAMERICA JPMORGAN MID CAP VALUE VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          24,166,854.6683       47,885.3626        38,424.7441

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          24,089,779.5576       95,613.5250        67,771.6924

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           24,098,101.9005      99,429.0700        55,633.8045

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          24,092,275.0738      117,006.5025       43,883.1987

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          24,117,538.7668       84,572.8913        51,053.1169

                           TRANSAMERICA SERIES TRUST
         TRANSAMERICA JPMORGAN TACTICAL ALLOCATION VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           25,771,933.8855      510,977.4052      671,353.2833

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          25,776,045.2071      449,860.2948       728,359.0721

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          25,665,502.5513      426,645.1406        862,116.8821

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          25,705,747.5580      553,330.8964        695,186.1196

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          25,917,360.8451      347,406.1905       689,497.5384

                           TRANSAMERICA SERIES TRUST
   TRANSAMERICA LEGG MASON DYNAMIC ALLOCATION -- BALANCED VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           1,468,750.2928         0.0000            111,738.9422

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          1,479,806.1546          0.0000           100,683.0804

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           1,479,806.1546         0.0000          100,683.0804

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           1,477.606.9910       2,199.1636        100,683.0804

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           1,477,606.9910       2,199.1636         100,683.0804

                           TRANSAMERICA SERIES TRUST
    TRANSAMERICA LEGG MASON DYNAMIC ALLOCATION -- GROWTH VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           410,207.0004           0.0000           21,921.4266

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           410,207.0004           0.0000           21,921.4266

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
            410,207.0004          0.0000           21,921.4266

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           410,207.0004           0.0000            21,921.4266

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           410,207.0004           0.0000           21,921.4266

                           TRANSAMERICA SERIES TRUST
         TRANSAMERICA MADISON BALANCED ALLOCATION VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          1,560,945.3610       185,324.9841       313,067.9139

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           1,560,945.3610      185,324.9841       313,067.9139

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           1,652,627.0729      211,428.4830       195,282.7031

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          1,560,945.3610       185,324.9841       313,067.9139

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           1,887,609.3513        0.0000            171,728.9077

                           TRANSAMERICA SERIES TRUST
       TRANSAMERICA MADISON CONSERVATIVE ALLOCATION VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           2,042,330.8729        0.0000             4,044.0631

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          2,042,330.8729          0.0000           4,044.0631

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          2,042,330.8729          0.0000           4,044.0631

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          2,042,330.8729          0.0000            4,044.0631

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          2,042,330.8729         0.0000            4,044.0631

                           TRANSAMERICA SERIES TRUST
          TRANSAMERICA MADISON DIVERSIFIED INCOME VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          2,594,534.8091          0.0000          149,203.7009

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          2,615,015.3102          0.0000            128,723.1998

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           2,555,867.0793         0.0000           187,871.4307

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          2,594,534.8091        20,480.5011        128,723.1998

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          2,615,015.3102          0.0000          128,723.1998

                           TRANSAMERICA SERIES TRUST
           TRANSAMERICA MFS INTERNATIONAL EQUITY VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          27,046,768.5135      408,673.2371       562,960.9414

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         26,901,185.4386       512,167.5235       605,049.7299

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          26,915,727.5982      518,649.7241       584,025.3697

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          26,849,558.4680      573,303.5567       595,540.6673

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          27,007,163.1340      435,867.2084      575,372.3496

                           TRANSAMERICA SERIES TRUST
TRANSAMERICA MORGAN STANLEY ACTIVE INTERNATIONAL ALLOCATION VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         10,605,332.5650      114,664.3411        318,881.7119

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           10,536,339.4916      180,621.4284      321,917.6980

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          10,568,706.3414      152,319.6548      317,852.6218

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          10,506,255.1128      177,785.0098      354,838.4954

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           10,540,373.8014      168,924.7049      329,580.1117

                           TRANSAMERICA SERIES TRUST
        TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          13,721,322.1165      177,631.4522       326,935.9883

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           13,675,063.1505      207,258.7040      343,567.7025

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          13,615,524.9550      242,898.1797      367,466.4223

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          13,721,978.4803      204,284.3013      299,626.7754

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          13,697,439.6078      184,718.3671      343,731.5821

                           TRANSAMERICA SERIES TRUST
        TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          23,166,253.9468      513,660.9919      587,683.9293

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           23,054,869.8631      570,648.2385      642,080.7664

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          23,089,017.8460      507,391.2608      671,189.7612

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          23,008,804.6912      574,604.5632      684,189.6136

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          23,155,998.3390      493,060.0773      618,540.4517

                           TRANSAMERICA SERIES TRUST
            TRANSAMERICA MULTI-MANAGED BALANCED VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          30,903,335.7132      676,572.2489      1,246,544.5209

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          30,688,146.2577      640,159.2161      1,498,147.0092

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          30,516,659.6773      780,928.6850      1,528,864.1207

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          30,605,814.6526      700,126.7061      1,520,511.1243

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          30,784,115.3177      643,242.6123      1,399,094.5530

                           TRANSAMERICA SERIES TRUST
         TRANSAMERICA MULTI MANAGED LARGE CAP CORE VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         12,442,951.5069       298,599.6624       349,718.1447

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          12,433,265.7765      300,587.4106      357,416.1269

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           12,385,029.3564      399,049.6170      307,190.3406

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          12,448,477.4871      352,160.1310      290,631.6959

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           12,537,229.4662      293,535.4771      260,504.3707

                           TRANSAMERICA SERIES TRUST
            TRANSAMERICA PIMCO REAL RETURN TIPS VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           11,556,366.6153      149,521.2930      153,343.7367

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          11,494,464.2650      204,746.9643      160,020.4157

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           11,509,533.0473      190,742.0986      158,956.4991

      PROPOSAL III.C -- CONCENTRATION

             AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           11,469,706.6087      229,504.6206      160,020.4157

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          11,486,778.4487      213,496.6972       158,956.4991

                           TRANSAMERICA SERIES TRUST
          TRANSAMERICA PIMCO TACTICAL - BALANCED VP (THE "PORTFOLIO")
                  (FORMERLY, TRANSAMERICA HANLON BALANCED VP)

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          5,447,749.2050      252,646.9235      103,431.5055

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           5,474,207.7457      226,188.3828       103,431.5055

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          5,484,807.2268      247,520.9033        71,499.5039

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           5,474,207.7457      226,188.3828      103,431.5055

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          5,506,257.5351      226,070.5950         71,499.5039

                           TRANSAMERICA SERIES TRUST
        TRANSAMERICA PIMCO TACTICAL - CONSERVATIVE VP (THE "PORTFOLIO")
              (FORMERLY, TRANSAMERICA HANLON GROWTH AND INCOME VP)

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           4,030,034.4354      182,106.9093        170,286.3053

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           4,042,136.6656      177,495.4238       162,795.5606

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           4,039,391.1717      176,529.8840       166,506.5943

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          4,033,880.8297       173,806.5864       174,740.2339

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           4,135,413.2147      173,806.5864       73,207.8489

                           TRANSAMERICA SERIES TRUST
           TRANSAMERICA PIMCO TACTICAL - GROWTH VP (THE "PORTFOLIO")
                   (FORMERLY, TRANSAMERICA HANLON GROWTH VP)

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           3,985,295.8193      74,095.8508      445,225.8539

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           4,016,272.5154      43,099.7781        445,245.2305

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          3,933,533.5407      127,007.4205        444,076.5628

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           3,933,734.8360      116,397.3589       454,485.3291

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          4,018,895.7929       40,159.1460        445,562.5851

                           TRANSAMERICA SERIES TRUST
              TRANSAMERICA PIMCO TOTAL RETURN VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         245,796,052.6449     2,274,729.6848      3,383,171.6283

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          244,950,174.3815    2,373,008.8963     4,130,770.6802

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         245,191,004.9258     2,474,802.7364     3,788,146.2958

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         245,095,785.1761     2,288,294.8570     4,069,873.9249

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         245,636,295.8757     2,130,256.4400     3,687,401.6423

                           TRANSAMERICA SERIES TRUST
              TRANSAMERICA PROFUND ULTRABEAR VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          47,014,443.4814      649,761.3161       1,188,487.7725

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          46,997,392.6080      690,102.2430      1,165,197.7190

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          46,801,224.9336      858,451.2963      1,193,016.3401

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          46,701,486.9511      920,837.0334      1,230,368.5855

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          47,019,757.3105      689,052.4149      1,143,882.8446

                           TRANSAMERICA SERIES TRUST
        TRANSAMERICA SYSTEMATIC SMALL/MID CAP VALUE VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           12,770,281.7420      227,197.4498      369,471.3952

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          12,643,184.4747      278,239.0459       445,527.0664

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          12,650,599.8654      344,698.3124      371,652.4092

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          12,634,399.9633      340,768.7556       391,781.8681

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          12,767,467.2409      241,536.2120       357,947.1341

                           TRANSAMERICA SERIES TRUST
           TRANSAMERICA T. ROWE PRICE SMALL CAP VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          21,590,097.9545      351,659.8120       341,096.3865

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         21,487,145.3648       403,845.8554       391,862.9328

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           21,495,847.0437     374,285.7704        412,721.3389

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          21,518,509.6471      373,111.8101       391,232.6958

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          21,617,140.6110      309,332.1852       356,381.3568

                           TRANSAMERICA SERIES TRUST
              TRANSAMERICA THIRD AVENUE VALUE VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          12,257,387.0756      240,559.2420        367,929.0904

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          12,160,577.7150      312,835.3895       392,462.3035

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          12,169,813.2174      276,459.8702       419,602.3204

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          12,074,368.1781      379,293.0226        412,214.2073

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          12,176,376.5416      285,901.2524       403,597.6140

                           TRANSAMERICA SERIES TRUST
            TRANSAMERICA WMC DIVERSIFIED GROWTH VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          96,561,337.3694     1,933,987.1676     2,606,395.7300

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         95,897,052.5850      2,197,679.2648     3,006,988.4172

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          96,174,785.1246     2,136,505.1586      2,790,429.9838

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          96,003,957.8641     2,104,859.6915      2,992,902.7114

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
         96,618,892.4348      1,718,312.3232      2,764,515.5090

                           TRANSAMERICA SERIES TRUST
          TRANSAMERICA WMC DIVERSIFIED GROWTH II VP (THE "PORTFOLIO")

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, at a special meeting held on November 16, 2012, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following item:

PROPOSAL II: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA
             ASSET MANAGEMENT, INC.

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          1,739,391.7972       47,737.4608           0.0000

PROPOSAL III: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL III.A -- UNDERWRITING

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
          1,739,391.7972       47,737.4608           0.0000

      PROPOSAL III.B -- REAL ESTATE

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           1,739,391.7972      47,737.4608          0.0000

      PROPOSAL III.C -- CONCENTRATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           1,739,391.7972      47,737.4608           0.0000

      PROPOSAL III.D -- DIVERSIFICATION

            AFFIRMATIVE          AGAINST            ABSTAIN
        -------------------  ----------------   -----------------
           1,739,391.7972       47,737.4608          0.0000